Exhibit 10.9

AMENDMENT NO. 3

TO

THE SECOND AMENDED AND RESTATED

LIMITED LIABILITY COMPANY OPERATING AGREEMENT

OF

TRIMARAN POLLO PARTNERS, L.L.C.

This AMENDMENT NO. 3 (this “Amendment”) to the Second Amended and Restated Limited Liability Company Operating Agreement (the “Agreement”) of Trimaran Pollo Partners, L.L.C. (the “Company”) is entered into as of this 14th day of July, 2011 by and between the Company and the Managing Member. Capitalized terms used herein and not otherwise defined in this Amendment shall have the meanings ascribed to such term in the Agreement.

RECITALS

WHEREAS, on March 8, 2006, the Company entered into the Second Amended and Restated Limited Liability Company Operating Agreement with the members listed in Schedule A thereto;

WHEREAS, Section 4.02 of the Agreement provides that Schedule B to the Agreement shall be amended with the approval of the Managing Member to reflect the making of any additional Capital Contributions and the issuance of any additional Membership Units; and

WHEREAS, in connection with the closing under the Unit Purchase Agreement (the “Unit Purchase Agreement”) consummated on the date hereof, by and among the Company, Chicken Acquisition Corp., a Delaware corporation, FS Equity Partners V, L.P., a Delaware limited partnership (“FSEP V”), FS Affiliates V, L.P., a Delaware limited partnership (“FSA V”), Trimaran Capital, L.L.C., a Delaware limited liability company (“TRICAP”), Trimaran Fund II, L.L.C., a Delaware limited liability company (“TRIFUND”), Trimaran Parallel Fund II, L.P., a Delaware limited partnership (“TRIPAR”), CIBC Employee Private Equity Fund (Trimaran) Partners, a New York general partnership (“CIBC”), and CIBC Capital Corporation, a Delaware corporation (“CIBCCAP” and collectively with FSEP V, FSA V, TRICAP, TRIFUND, TRIPAR, and CIBC, the “Purchasers”), the Purchasers desire to make additional Capital Contributions in exchange for the issuance of additional Membership Units and the Company and the Managing Member desire to amend the Agreement as set forth in this Amendment.

NOW THEREFORE, in consideration of the foregoing recitals, mutual agreements contained herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the other signatories hereto, intending to be legally bound hereby, agree as follows:

1. Amendments.

1.1. Schedule B. Schedule B of the Agreement shall be amended in its entirety to read as set forth in such Schedule hereto.

2. Reference to and Effect upon the Agreement. Except as specifically set forth above, the Agreement shall remain in full force and effect and is hereby ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not constitute an amendment of any provision of the Agreement, except as specifically set forth herein.

3. Headings. The section headings contained in this Amendment are solely for the purpose of reference, are not part of the agreement of the parties hereto, and shall not in any way affect the meaning or interpretation of this Amendment.

4. Counterparts; Effectiveness. This Amendment may be signed in any number of counterparts, each of which shall be deemed an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amendment shall become effective when each party hereto shall have received counterparts hereof signed by all of the other parties hereto.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Amendment as of the date first written above.

THE COMPANY

TRIMARAN POLLO PARTNERS, L.L.C.

By:	/s/ Dean C. Kehler
	Name:	Dean C. Kehler
	Title:	Vice President

MANAGING MEMBER

TRIMARAN CAPITAL, L.L.C.

By:	Trimaran Fund Management L.L.C., its investment manager

By:	/s/ Dean C. Kehler
	Name:	Dean C. Kehler
	Title:	Managing Partner

[ Amendment No. 3 to the Second Amended and Restated Limited Liability Company

Operating Agreement of Trimaran Pollo Partners, L.L.C. Signature Page ]

SCHEDULE B

CAPITAL CONTRIBUTIONS AND

MEMBERSHIP UNITS

Name	Capital Contribution	Membership Units	Percentage
Continental Casualty Company	$5,000,000.00	57,848.70	1.73%

Multi-Strategy Holdings, L.P.	$659,963.26	7,635.60	0.23%

VF III Holdings, L.P.	$9,340,036.74	108,061.79	3.24%

Trimaran Capital, L.L.C.	$2,950,429.28	43,642.39	1.31%

Trimaran Fund II, L.L.C.	$45,695,485.72	675,922.05	20.27%

Trimaran Parallel Fund II, L.P.	$19,239,067.84	284,581.94	8.53%

CIBC Employee Private Equity Fund (Trimaran) Partners	$29,754,606.98	440,126.52	13.20%

CIBC Capital Corporation	$32,461,357.19	480,164.44	14.40%

Brody 2005 LLC	$1,446,253.07	16,733.23	0.50%

Zurich Insurance Company Ltd – Bermuda Branch	$10,000,000.00	115,697.40	3.47%

FS Equity Partners V, L.P.	$80,530,858.48	1,087,495.62	32.61%

FS Affiliates V, L.P.	$1,077,226.72	14,546.96	0.44%

Peter Starrett	$250,000.00	2,272.73	0.07%

Total	$238,405,285.28	3,334,729.38	100%

Schedule-B-1